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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 27, 2001
(Date of earliest event reported)

Commission File No.: 1-10706

                              Comerica Incorporated


         Delaware                                       38-1998421
(State of Incorporation)                   (I.R.S. Employer Identification No.)

500 Woodward Avenue
Detroit, Michigan                                         48226
(Address of principal executive offices)                  (Zip Code)



                                 (800) 521-1190
               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

         As reported in the registrant's Current Report on Form 8-K dated January 29, 2001 the merger of Imperial Bancorp, with and into Comerica Holdings Incorporated, a wholly-owned subsidiary of the registrant, on January 29, 2001 in a transaction accounted for by the pooling of interests method. Exhibit 99 to this Current Report on Form 8-K contains restated financial statements of the registrant, prepared in accordance with Regulation S-X, reflecting this merger.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMERICA INCORPORATED
April 27, 2001


                                        By:   /s/ George W. Madison
                                            ----------------------------
                                            George W. Madison
                                            Executive Vice President,
                                            General Counsel and Secretary
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EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------
23 a                    Consent of Ernst & Young
   b                    Consent of KPMG LLP


99 The following restated audited financial statements of the registrant, prepared in accordance with Regulation S-X to reflect the merger of Imperial Bancorp with and into Comerica Holdings Incorporated, a wholly-owned subsidiary of the registrant:

                      - Consolidated Balance Sheets as of December 31, 2000 and 1999.
                      - Consolidated Statements of Income for each of the years in the three-year period ended December 31, 2000.
                      - Consolidated Statements of Changes in Shareholders' Equity for each of the years in the three-year period ended December 31, 2000.
                      - Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2000.
                      -    Notes to the Consolidated Financial Statements.
                      -    Report of Independent Auditors (Ernst & Young).
                      -    Report of Independent Auditors (KPMG LLP).